                                                                   Exhibit 10.12


                             EMPLOYMENT AGREEMENT
                             --------------------



                    THIS AGREEMENT made as of the 29th day of June, 1998, by and between CGX Communications, Inc.(hereinafter referred to as the "Employer" or the "Corporation"), and Laura Neuman (hereinafter referred to as the "Employee").

                    WITNESSETH:

                    WHEREAS, the Employer is engaged, inter alia, through CAIS
                                                      -----------
            Internet, in the business of providing Internet services and related activities and operations throughout the United States of America; and

                    WHEREAS, the Employee is experienced in the operation and
            marketing of communications services; and

                    WHEREAS, the Employer desires to obtain the services of the
            Employee in connection with the Employer's activities and the Employee is willing to render same to the Employer, all upon the terms and conditions hereinafter set forth.

                    WHEREAS, Employee also understands and hereby accepts that the Performance Targets described in Exhibit A are based on the Employer's current lines of business and current investments, and consequently, to the extent other lines of business are offered for sale by CAIS, an adjustment to the Performance Targets will be necessitated, such adjustment to be made on reasonable terms mutually acceptable to Employer and Employee.

                    NOW, THEREFORE, in consideration of the premises, which are incorporated into and made part of this Agreement, and of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

                    1.  Duties and Term of Employment.
                        ------------------------------

                      (A) The Employer does hereby employ the Employee in the
            capacity of Vice-President of Sales, CAIS Internet and OverVoice, to manage the Employer's Internet and OverVoice sales, to develop new business opportunities and to perform such other duties as Employer may from time to time designate. Employee shall report to the Vice President and General Manager of CAIS Internet.

                      (B) The Employee's employment hereunder shall commence on
            or before June 29, 1998 and shall continue for a period of one (1) year thereafter, unless sooner terminated as hereinafter provided. The parties may extend the term of this Agreement by mutual consent, and agree to discuss extension a minimum of thirty days prior to the end of the initial one year period.

                    2.  Compensation of Employee.
                        -------------------------

                      As the sole compensation for all of the Employee's
            services rendered hereunder to the Employer, the Employer hereby agrees to pay the Employee compensation and reimbursements as set forth in Exhibit "A" attached hereto and made a part hereof.

                    3.  Conduct of Employee.
                        --------------------

                      Employee does hereby accept said employment under the
            terms and conditions herein set forth, and further agrees that during the term hereof Employee will devote full time, attention and energies to the business of the Employer, and will not, without the prior written consent of Employer, actively engage in any other business, employment or undertaking whatsoever, during the said period of time. Employee further agrees to, at all times during the term hereof, abide by and comply with the directions, instructions and decisions of the Employer and, during the term hereof, to dutifully and faithfully carry out and perform the duties and obligations of Employee's position, as herein set forth.

                    4.  Limitations Upon Acts of Employee.  Employee agrees:
                        ----------------------------------

                      (A) That Employee will not draw, accept or make any bill
            of exchange or promissory note for or on behalf of the Employer; nor shall Employee otherwise pledge the credit of the Employer, nor execute or deliver any contracts or documents for or on behalf of the Employer, except to the extent of the

            Employer's written policies consented to by its General Partner.

                      (B) That Employee will make available when requested such
            information and fully advise the Employer, of all matters in which Employee shall become involved, and acts which Employee shall perform, for or on the account of the Employer; and that Employee shall also promptly inform the Employer of any matters coming to Employee's attention or knowledge that may materially affect the interests of the Employer, or its business operations.

                      (C) The policies of operation of the business of the
            Employer shall, from time to time, be determined by the Employer; and the Employee agrees to conform to and execute all reasonable policies of Employer as so determined.

                    5.  Termination of Employment.
                        -------------------------

                      The Employer shall have the right to cancel and terminate
            this Agreement, and to discharge the Employee for "good cause", or, without cause upon seven (7) days' prior written notice to Employee. For purposes of this Article 5, "good cause" shall be construed to mean proven dishonesty in a material matter, habitual intoxication, continued and repeated failure (after receipt of written notice from Employer and reasonable opportunity to cure) to devote proper time and attention to the business of the Employer, repeated failure (after receipt of written notice from Employer and reasonable opportunity to cure) by Employee to carry out the reasonable directions and instructions of the Employer, conviction of a crime involving moral turpitude or requiring imprisonment of Employee, repeated and unexcused absenteeism (after receipt of written notice from Employer and reasonable opportunity to cure), death of the Employee, or the material breach by Employee of any of Employee's obligations or agreements contained in Articles 7 or 8 below, or the making of any representation or warranty pursuant to Article 6 hereinbelow which shall prove to be inaccurate, incorrect or false in any respect. Upon termination of Employee's employment by Employer without cause, the Employer agrees to pay Employee as severance pay and in full and final settlement all claims between the parties (excluding any claim by Employee for stock options or for wages or other compensation previously earned and fully vested and not paid) an amount equal to six (6) months of the base salary of Employee thereafter, plus a pro-rated amount equal to six (6) months of Cash Incentive Compensation calculated as set forth in Paragraph 3 of Exhibit A hereto and based on an assumed achievement of 100% of the Performance Target applicable as of the termination date. Severance pay shall be paid to Employee immediately upon termination of her employment by Employer.

                    6.  Employee's Representations.
                        ---------------------------

                         Employee hereby represents and warrants to

            Employer that there are not now operative and in force any employment agreements or other instruments of any nature, to which Employee is a party or under which Employee may be otherwise bound or subject, which contain any terms or provisions that in any manner restrict, limit, prevent, prohibit or make unlawful the execution of Employee of this Agreement, or the performance by Employee of any or all of Employee's obligations, covenants and duties herein specified, or Employee's employment by Employer hereunder or otherwise. In the event the representatives and warranties made by Employee under this Article 6 should prove to be inaccurate, incorrect or false in any respect, whether through inadvertence or willful misrepresentation by Employee, Employer may, at its option, upon discovering such inaccuracy or the falsity of said representations, terminate this Agreement for good cause and Employee's employment hereunder.

                    7.  Trade Secrets.
                        --------------

                      The Employee agrees that during the term of employment
            with the Employer and at all times after expiration thereof, Employee will not communicate or divulge, for the benefit of any competitor, rival or other person, firm, association, or corporation, whether associated with the Employee or not, any trade secrets, client lists, confidential employee information or any other confidential information or confidential material matters of any nature relating to the business of affairs of the Employer, which may be utilized by Employer in or about its business and which trade secrets, information or other matters are communicated or otherwise become known to the Employee by reason of Employee's employment hereunder, or otherwise. This provision shall expressly survive any termination or other expiration of this Agreement.

                    8.  Agreement Not to Compete.
                        -------------------------

                      Employee acknowledges that the services to be rendered
            hereunder are of a special and unusual character which have a unique value to the Employer, the loss of which cannot adequately be compensated by damages in an action at law. Because of the unique value to the Employer of the services of Employee for which the Employer has contracted hereunder, and because of the confidential information to be obtained by Employee, as aforesaid, Employee agrees and covenants as follows:

                      (A) Employee agrees that after Employee ceases to be
            employed by the Employer, Employee will not, directly or indirectly, for a period of twenty-four (24) months next following such cessation of employment, solicit business from, divert business from, or attempt to convert to other methods of performing functions related to the services provided by the Employer, any client, account or customer of the Employer which for purposes hereof shall be defined as client, account or customer having done business with the Employer on a sole supplier basis at any time during the one (1) year period immediately preceding the date of the cessation of Employee's employment by the Employer.

                      (B) Employee agrees that for a period of twenty-four (24)
            months after Employee ceases to be employed by the Employer, Employee will not, directly or indirectly, solicit for employment or employ for Employee's own or for another's benefit any employee of the Employer.

                    9.  Injunction.
                        -----------

                      Should the Employee engage in or perform, either directly
            or indirectly, any of the acts prohibited in Articles 7 and 8 hereof, it is agreed that the Employer shall be entitled to recover any damages incurred by it as a result of such engagement or violation by Employee in an action at law, and to full injunctive relief, to be issued by any competent court of equity, enjoining and restraining the Employee and each and every person, firm, organization, association, or corporation concerned therein, from the continuance of such violative acts. The provisions of this Article 9 and or Article 8 above shall expressly survive any termination or other expiration of this Agreement.

                    10.  Non-Assignability.
                         -----------------

            The Employee shall have no right to assign this Agreement, or any of his or her rights or obligations hereunder, to another party or parties. Employer shall have the right to assign this Agreement to any successor entity provided that such entity agrees to assume all of Employer's obligations hereunder.

                    11.  Law Applicable.
                         ---------------

                      This Agreement shall be construed in accordance with the
            laws of the District of Columbia.

                    12.  Non-Waiver of Breach.
                         ---------------------

                      No waiver by the Employer of any breach of any covenant or obligation hereof on the part of the Employee to be kept and performed shall be considered to be a waiver of any such covenant or provision, or of any future breach thereof.

                    13.  Arbitration.
                         -----------

                      Except as herein otherwise provided, any claim or
            controversy arising out of or relating to this Agreement or any breach hereof shall, upon the request of either the Employer or Employee, be submitted to and settled by arbitration in accordance with the rules of the American Arbitration Association then in effect. Any decision made pursuant to such arbitration shall be binding and conclusive upon the Employer and the Employee and judgment upon such decision may be entered in any court having jurisdiction thereof. This Section 13 shall not apply with respect to any breach or threatened breach of Section 7 or 8.

                    14.  Entire Agreement.
                         -----------------

                      This instrument contains all of the agreements and
            understandings between the parties hereto with respect to the employment of the Employee by the Employer, and no oral agreements or written correspondence shall be held to affect the provisions hereof and shall be binding upon Employer's successors and assigns. All subsequent changes and modifications, to be valid, shall be by written instrument executed by the Employer and the Employee.

                    IN WITNESS WHEREOF, the Employer has caused this Agreement to be executed on its behalf by its duly authorized officers and the Employee has hereunto set his hand and seal, all done on the day and in the year first hereinabove written.



                                          EMPLOYER:
                                          --------

            ATTEST:                       CGX Communications, Inc.


               /s/ Pat Steckler           By: /s/ Evans K. Anderson
            ---------------------         -------------------------

                                          Name: Evans K. Anderson
                                          -----------------------

                                          Title:Vice President
                                          --------------------



                                          EMPLOYEE:
                                          --------



                /s/ Pat Steckler          /s/ Laura Neuman
            ---------------------         ----------------------
                                          Laura Neuman

                                  EXHIBIT "A"
                                  -----------

                                 COMPENSATION
                                 ------------

                    1.  Base Compensation.  During the term of the Agreement,
                        -----------------
            Employee shall receive a base salary of $xxx,000.00 per Employment Year. Base salary shall be paid during an Employment Year in twenty-six (26) equal installments, less applicable social security and withholding taxes. Employee's base salary will be subject to such periodic increases as may be determined by the Employer.

                    2.  Employee Benefits.  Employer shall reimburse Employee
                        -----------------
            for all expenses reasonably incurred by her in the performance of her duties hereunder, with such reimbursement to be made upon submission by Employee of itemized statements and receipts in form reasonably satisfactory to Employer. Employee shall be entitled to such amount of vacation as is normal and usual for an executive of his position with the Employer and shall be eligible to participate in all hospitalization, 401k Plan, insurance and other employee benefit plans for non-union executive employees which may be maintained wholly or partially funded by Employer.

                    3.  Incentive Compensation.
                        ----------------------

                         (A)  Cash Incentive Compensation.
                              ---------------------------

                      During the term of the Agreement, Employee shall be
            entitled to Cash Incentive Compensation (to be paid within thirty
            (30) days after the end of each quarter) to the extent the Employer's actual performance for the quarter meets or exceeds the budgeted quarter performance target (the "Performance Target") for CAIS total Billings as described below.

                      It is agreed that the Performance Target for Employment
            Year 1, which covers the period of July 1, 1998 through June 30, 1999, shall be $9,500,000 of CAIS total Billings ("Billings" defined as CAIS billings generated by Employee and/or her sales staff excluding pass throughs and reduced by any billing credits), with the break down of such Billings as follows:


                                                     7/1/98-12/31/98    1/1/99-6/30/99    7/1/98-6/30/99
                                                    ----------------   ---------------   ---------------
       CAIS Internet Billlings (Non-OverVoice)       $ 3,200,000       $ 3,950,000      $ 7,150,000
                    OverVoice Hotels                 $   200,000       $ 1,000,000      $ 1,200,000
                    OverVoice MDUs                   $   100,000       $ 1,050,000      $ 1,150,000
                                                     ---------------   ---------------   ---------------
                    CAIS total Billings              $ 3,500,000       $ 6,000,000      $ 9,500,000

                    Employer and Employee shall in good faith mutually agree
            upon the Performance Target for the any subsequent employment years prior to the commencement of each such respective employment year. The parties further agree that the Performance Targets for any subsequent employment years following Employment Year 1 shall be premised on the anticipated continuation of rapidly increasing sales growth for CAIS.

            Cash Incentive Compensation shall be determined based upon the following formula:

                (1) To be eligible to receive any cash incentive compensation, the Employee must achieve a minimum of 70% of the of the Performance Target for that Employment Quarter which will be
                trued up semi annually.   The parties agree that 50% of the semi
                annual numbers above will be the quarterly target.

                (2) In the event that a minimum of 70% of the Performance Target for a particular Employment Quarter is achieved as stated above, the Employee shall be entitled to receive Cash Incentive Compensation of $xx,000 for such Employment Quarter.

                    4. Granting of Stock Options.  (a) Subject to the terms and
                      --------------------------
            conditions of the CGX 1998 Employee Equity Plan (the "Plan") (a copy of which Plan shall be provided to Employee) and to the vesting requirements, forfeiture provisions and other terms and conditions set forth on the form of Incentive Stock Option Certificate, the form of which is attached hereto, and as an inducement to entering into this Agreement, Employer hereby grants to Employee stock options equal to 40,000 shares at the option price and on the vesting schedule specified on the attached form of Incentive Stock Option Certificate ("Incentive Stock Options"). Such Incentive Stock Options shall be in addition to and separate from all other stock options previously granted to Employee under the Plan.

                    (b) Notwithstanding the vesting schedule set forth on the Incentive Stock Option Certificate for options granted pursuant to subparagraph 4(a) above, but otherwise subject to the terms and conditions of the CGX 1998 Employee Equity Plan and to the forfeiture provisions and other terms and conditions set forth on the such Incentive Stock Option Certificate, if, prior to any of the vesting dates set forth in such Incentive Stock Option Certificate, a merger, acquisition, or a sale of substantially all of Employer's assets occurs that results in a change of ownership control of Employer from current majority ownership control and the removal of any two of the following three members of current management, Ulysses G. Auger, II, William M. Caldwell IV, and Evans Anderson, then the vesting of all of Employee's Incentive Stock

            Options and all other stock options granted to Employee under the Plan shall immediately accelerate and become exerciseable as of one day prior to the effective date of such merger, acquisition, or sale.

                    (c) Notwithstanding the vesting schedule set forth on the Incentive Stock Option Certificate for options granted pursuant to subparagraph 4(a) above, but otherwise subject to the terms and conditions of the CGX 1998 Employee Equity Plan and to the forfeiture provisions and other terms and conditions set forth on the such Incentive Stock Option Certificate, if Employee's employment ceases, except for a termination for "good cause" as provided in Article 5, on a date two years or later after the date of this Agreement but prior to the final vesting date provided for in such Incentive Stock Option Certificate, then either (i) if such cessation of employment occurs on a date at least two years but less than three years after the date of this Agreement, then 10,000 of the 25,000 Incentive Stock Option shares scheduled to become exerciseable on such final vesting date but otherwise forfeited as a result of such cessation of employment and any other stock options granted to Employee under the Plan shall immediately accelerate and become exerciseable as of such cessation of employment date, (ii) if such cessation of employment occurs on a date at least three years but less than four years after the date of this Agreement then 15,000 of the 25,000 Incentive Stock Option shares scheduled to become exerciseable on such final vesting date but otherwise forfeited as a result of such cessation of employment and any other stock options granted to Employee under the Plan shall immediately accelerate and become exerciseable as of such cessation of employment date, or (iii) if such cessation of employment occurs on a date at least four years after the date of this Agreement then 20,000 of the 25,000 Incentive Stock Option shares scheduled to become exerciseable on such final vesting date but otherwise forfeited as a result of such cessation of employment shall immediately accelerate and become exerciseable as of such cessation of employment date.

                            1998 ISO  40,000 Shares

           CGX COMMUNICATIONS, INC.  --  1998 EQUITY INCENTIVE PLAN

                      Incentive Stock Option Certificate

     CGX Communications, Inc. (the "Company"), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, $0.01 par value (the "Common Stock"), of the Company (the "Option") under and subject to the Company's 1998 Equity Incentive Plan (the "Plan") exercisable on the following terms and conditions and those set forth on the reverse side of this certificate:

Name of Optionholder:  Laura Neuman
Address:  ________________________________________________________________
Social Security No.  ___________________

Total Number of Option Shares:  40,000
Option Price:  $3.07
Date of Grant:  June XX, 1998

Exercisability Schedule:  Options granted hereunder may be exercised only in accordance with the following schedule:

     Date Options First Exercisable       total option shares exercisable
     ------------------------------       -------------------------------
     Earlier of October 15, 1999           5,000 option share
     or date of initial public offering

     12 months after date options          5,000 option shares
      first become exercisable

     24 months after date options          5,000 option shares
      first become exercisable

     36 months after date options          25,000 option shares
      first become exercisable

Expiration Date:  June XX, 2008

     This Option shall be treated as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     If Employee ceases to be employed by Employer before the earlier of October 15, 1999, or the date of initial public offering, then Employee forfeits her Incentive Stock Options;

provided however, that if before the earlier of October 15, 1999, or the date of initial public offering, there is a merger, aquisition or sale of substantially all of Employer's assets that results in a change of ownership control of Employer from current majority ownership control and the removal of any two of the following three members of current management, Ulysses G. Auger, II, William
M. Caldwell IV, and Evans Anderson, as contemplated in article 4(b) of Exhibit A attached to Employee's Employment Agreement, in which case, Employee's Incentive Stock Options and any other stock options granted to Employee under the Plan shall be exerciseable in accordance with the aforesaid article 4(b) of Exhibit A.

     By acceptance of this Option, the Optionholder agrees to the terms and conditions hereof.

CGX Communications, Inc.

By:_______________________

            CGX COMMUNICATIONS, INC. -- 1998 EQUITY INCENTIVE PLAN
                  Incentive Stock Option Terms And Conditions
                     (Reverse Side of Option Certificate)

     1.  Plan Incorporated by Reference.  This Option is issued pursuant to the
         ------------------------------
terms of the Plan and may be amended as provided in the Plan. Capitalized terms used and not otherwise defined in this certificate have the meanings given to them in the Plan. This certificate does not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference. The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding. Copies of the Plan may be obtained upon written request without charge from the Company.

     2.  Option Price.  The price to be paid for each share of Common Stock
         ------------
issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of this certificate.

     3.  Exercisability Schedule.  This Option may be exercised at any time and
         -----------------------
from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of this certificate, but only for the purchase of whole shares. This Option may not be exercised as to any shares after the Expiration Date.

     4.  Method of Exercise.  To exercise this Option, the Optionholder shall
         ------------------
deliver written notice of exercise to the Company specifying the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form, including shares of Common Stock of the Company valued at their Fair Market Value on the date of delivery, as the Committee may approve in writing. Promptly following such notice, the Company will deliver to the Optionholder a certificate representing the number of shares with respect to which the Option is being exercised.

     5.  Rights as a Stockholder or Employee.  The Optionholder shall not have
         -----------------------------------
any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above. The Optionholder shall not have any rights to continued employment by the Company or its Affiliates by virtue of the grant of this Option.

     6.  Recapitalization, Mergers, Etc.   As provided in the Plan, in the event
         -------------------------------
of corporate transactions affecting the Company's outstanding Common Stock, the Committee may, in its sole discretion, equitably adjust the number and kind of shares subject to this Option and the exercise price hereunder or make provision for a cash payment. If such transaction involves a consolidation or merger of the Company with another entity, the sale or exchange of all or substantially all of the assets of the Company or a reorganization or liquidation of the Company, then in lieu of the foregoing, the Committee may upon written notice to the Optionholder provide that this Option shall terminate on a date not less than 20 days after the date of such notice unless theretofore exercised. In connection with such notice, the Committee may in its discretion accelerate or waive any deferred exercise period.

     7.  Option Not Transferable.  This Option is not transferable by the
         -----------------------
Optionholder otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionholder's lifetime, only by the Optionholder.
No transfer of an option by a participant by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such option. The naming of a Designated Beneficiary does not constitute a transfer.

     8.  Exercise of Option After Termination of Employment.  If the
         --------------------------------------------------
Optionholder's employment with (a) the Company, (b) an Affiliate, or (c) a corporation (or parent or subsidiary corporation of such corporation) issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, is terminated for any reason other than by disability (within the meaning of Section 22(e)(3) of the Code) or death, the Optionholder may exercise the rights which were available to the Optionholder at the time of such termination only within thirty days from the date of termination. If Optionholder's employment is terminated as a result of disability, such rights may be exercised within twelve months from the date of termination. Upon the death of the Optionholder, his or her Designated Beneficiary shall have the right, at any time within twelve months after the date of death, to exercise in whole or in part any rights that were available to the Optionholder at the time of death. Notwithstanding the foregoing, no rights under this Option may be exercised after the Expiration Date.

     9.  Compliance with Securities Laws.  It shall be a condition to the
         -------------------------------
Optionholder's right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company's Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionholder shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionholder, or both. The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

     10.  Restricted Stock; Restrictions Prior to Public Offering.  All shares
          -------------------------------------------------------
of Common Stock purchased hereunder shall be subject to the provisions of
Section 7 of the Plan, including but not limited to the option granted to the Company under such Section.

     11.  Payment of Taxes.  The Optionholder shall pay to the Company, or make
          ----------------
provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option. The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionholder. In the Committee's discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery. The Company and its Affiliates may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionholder.

     12.  Notice of Sale of Shares Required.  The Optionholder agrees to notify
          ---------------------------------
the Company in writing within 30 days of the disposition of any shares purchased upon exercise of this Option if such disposition occurs within two years of the date of the grant of this Option or within one year after such purchase.


                                      ii